Exhibit 10.3 CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2
CONFIDENTIAL

AMENDMENT No. 3 TO PURCHASE AGREEMENT DCT-014/2004

This Amendment No. 3 to Purchase Agreement DCT-014/2004, dated as of July 30, 2004 (“Amendment No. 3”) relates to the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeron?utica S.A. (“Embraer”) and Republic Airline, Inc. (“Buyer”) dated March 19, 2004 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 3 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 3 sets forth additional agreements between Embraer and Buyer relative to the confirmation of two (2) Conditional Aircraft and new exercise date for the remaining Conditional Aircraft.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 3, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 3 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 3 shall control.

WHEREAS, in connection with the Parties’ agreement above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	Subject: Article 2 of the Purchase Agreement shall be deleted and replaced as follows:

“Subject to the terms and conditions of this Agreement:

2.1	Embraer shall sell and deliver and Buyer shall purchase and take delivery of thirteen (13) Aircraft and seven (7) Confirmed Conditional Aircraft;

2.2	Embraer shall provide to Buyer the Services and the Technical Publications;

2.3	Buyer shall have the right to purchase up to seven (5) Conditional Aircraft, in accordance with Article 22; and

2.4	Buyer shall have the option to purchase up to twenty-five (25) Option Aircraft, in accordance with Article 23.”

2.	Delivery: The table containing the delivery schedule in Article 5.1 of the Purchase Agreement shall be deleted in its entirely and replaced with the following:

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

45523095.3

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CONFIDENTIAL

“Firm A/C	Delivery Month	Firm A/C	Delivery Month	Confirmed Conditional A/C	Delivery Month
1	Sep 2004	8	[*]	14	[*]
2	[*]	9	[*]	15	[*]
3	[*]	10	[*]	16	[*]
4	[*]	11	[*]	17	[*]
5	[*]	12	[*]	18	[*]
6	[*]	13	[*]	19	[*]
7	[*]			20	Jun 2005

3.	Conditional Aircraft: The opening paragraph of Article 22, the delivery schedule table and the first paragraph of Article 22.1 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to confirmation by Buyer as described below, Buyer shall have the right to purchase up to five (5) additional Aircraft (the “Conditional Aircraft”), to be delivered on the last day of the applicable month set forth below or such earlier date in such month specified pursuant to Article 7.1:

Conditional A/C	Delivery Month
21	[*]
22	[*]
23	[*]
24	[*]
25	[*]

22.1	Buyer’s right to purchase [*] shall be subject to Buyer giving notice to Embraer of its election to purchase [*] on or before [*]. Buyer shall be allowed to confirm the acquisition of all or part of [*]”

The second paragraph of Article 22.1 shall remain unchanged.

4.	Miscellaneous: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 3 shall remain valid in full force and effect without any change.

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*Confidential

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CONFIDENTIAL

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 3 to Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronautica S.A.	Republic Airline, Inc.

By /s/ Frederico Fleury Curado	By /s/ Bryan Bedford
Name: Frederico Fleury Curado	Name: Bryan Bedford
Title: Executive Vice President Civil Aircraft	Title: President & CEO

By /s/ Flavio Rimoli	Date:
Name: Flavio Rimoli	Place:
Title: Sr. Vice President Airline Market

Date: August 3, 2004
Place: Sao Jose Dos Campos, Brazil

Witness: /s/ Carlos Martins Dutra	Witness: /s/ Lars-Erik Arnell
Name: Carlos Martins Dutra	Name: Lars-Erik Arnell

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